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As filed with the Securities and Exchange Commission on October 5, 1999
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                   SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC 20549


                                FORM 8-K

                             CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): October 1, 1999


                   EQUITY RESIDENTIAL PROPERTIES TRUST
           (Exact Name of Registrant as Specified in Charter)



MARYLAND                     1-12252                       13-3675988
(State or other     (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
Incorporation)

                TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS  60606
                (Address of Principal Executive Office)              (Zip Code)


            Registrant's telephone number, including area code: (312) 474-1300



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On October 1, 1999, Lexford Residential Trust, a Maryland real estate investment trust ("Lexford"), merged with and into Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR") pursuant to an Agreement and Plan of Merger dated as of June 30, 1999 by and between EQR and Lexford (the "Merger"). As of June 30, 1999, Lexford's portfolio of 402 properties consisted of 36,609 units in 16 states. The Merger was approved by the shareholders of each of EQR and Lexford at their respective special meetings held on September 30, 1999. Of the shares which were voted on the Merger, 99% of the common shares of beneficial interest of EQR and 93% of the common shares of beneficial interest of Lexford voted to approve the Merger.

         Each common share of beneficial interest, $0.01 par value per share, of Lexford outstanding immediately prior to the Merger was converted pursuant to the Merger into 0.463 of a common share of beneficial interest, $.01 par value per share, of EQR.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Incorporated herein by reference to EQR's Proxy Statement dated August 27, 1999 relating to the Special Meeting of Shareholders of EQR held on September 30, 1999 which was part of EQR's registration statement on Form S-4/A filed
                  August 19, 1999 (SEC File No.333-83663).

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Incorporated herein by reference to EQR's Proxy Statement dated August 27, 1999 relating to the Special Meeting of Shareholders of EQR held on September 30, 1999 which was part of EQR's registration statement on Form S-4/A filed
                  August 19, 1999 (SEC File No. 333-83663).

         (c)      EXHIBITS

                  2.1 Agreement and Plan of Merger, dated as of June 30, 1999, by and between Equity Residential Properties Trust and Lexford Residential Trust (incorporated by reference to Appendix A of EQR's Proxy Statement dated August 27, 1999 relating to the Special Meeting of Shareholders of EQR held on September 30, 1999 which was part of EQR's registration statement on Form S-4/A filed August 19, 1999 (SEC File No. 333-83663).

                  2.2 Articles of Merger, dated October 1, 1999, by and between Equity Residential Properties Trust and Lexford Residential Trust.


                                         3

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  EQUITY RESIDENTIAL PROPERTIES TRUST
                                  (Registrant)


                                  By:    /s/ Bruce C. Strohm
                                         -----------------------------
                                  Name:  Bruce C. Strohm
                                         -----------------------------
                                  Title: Executive Vice President,
                                         General Counsel and Secretary
                                         -----------------------------

Dated: October 1, 1999

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            EXHIBIT
-------           -------

2.1 Agreement and Plan of Merger, dated as of June 30, 1999, by and between Equity Residential Properties Trust and Lexford Residential Trust (incorporated by reference to Appendix A of EQR's Proxy Statement dated August 27, 1999 relating to the Special Meeting of Shareholders of EQR held on September 30, 1999 which was part of EQR's registration statement on Form S-4/A filed August 19, 1999 (SEC File No. 333-83663)).

2.2 Articles of Merger, dated October 1, 1999, by and between Equity Residential Properties Trust and Lexford Residential Trust.


                                       5